UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CoSine Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CoSine Communications, Inc.
61 East Main Street, Suite B
Los Gatos, California 95030

March 30, 2010

To Our Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at the offices of Collette Erickson Farmer & O’Neill LLP, 235 Pine Street, Suite 1300, San Francisco, California 94104 on Tuesday, May 11, 2010, at 9:00 a.m. Pacific Time. Registration will begin at 8:30 a.m. Pacific Time.

At this year’s annual meeting, the agenda includes the annual election of directors. The Board of Directors recommends that you vote FOR the election of the director nominees. Please refer to the proxy statement for detailed information on the annual election of directors and the annual meeting.

Included with the attached Notice of 2010 Annual Meeting of Stockholders and proxy statement is a copy of our Annual Report on Form 10-K for the fiscal year 2009. We encourage you to read the Form 10-K. It includes information on our current operations and redeployment of assets strategy, as well as our audited financial statements.

Again this year, we are providing you with the option of receiving our proxy materials via the Internet. This process provides you with convenient and efficient access to the proxy materials and allows you to vote your shares electronically, while also conserving natural resources and reducing our cost of printing and distributing the proxy materials. On or about March 31, 2010, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice will also contain instructions on how to request a paper copy of the proxy materials.

Your vote is important. Please use this opportunity to take part in our corporate affairs by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How Do I Vote?” in the proxy statement for more details. Voting electronically or returning your proxy card does NOT deprive you of your right to attend the annual meeting and to vote your shares in person for the matters acted upon at the meeting. Whether or not you plan to attend, your prompt electronic voting or execution and return of your proxy card by mail will both assure that your shares are represented at the annual meeting and minimize the cost of proxy solicitation.

We look forward to your attendance at the annual meeting.

Sincerely,
Terry R. Gibson President and Chief Executive Officer

CoSine Communications, Inc.
61 East Main Street, Suite B
Los Gatos, California 95030

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
May 11, 2010

To the Stockholders of CoSine Communications, Inc.

The 2010 Annual Meeting of Stockholders of CoSine Communications, Inc., a Delaware corporation, will be held on Tuesday, May 11, 2010, at 9:00 a.m. Pacific Time, at the offices of Collette Erickson Farmer & O’Neill LLP, 235 Pine Street, Suite 1300, San Francisco, California 94104, for the following purposes:

1.	To elect a Board of Directors to serve for the ensuing year.
2.	To transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

All stockholders are cordially invited to attend the annual meeting. Stockholders of record at the close of business on March 17, 2010, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors
Terry R. Gibson Secretary

Los Gatos, California
March 30, 2010

Whether or not you expect to attend the meeting in person, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for the return of your proxy card by mail. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

PROXY STATEMENT

CoSine Communications, Inc. (“CoSine,” “Company,” “we,” “us” or “our”) is providing these proxy materials in connection with our 2010 Annual Meeting of Stockholders to be held on May 11, 2010, at 9:00 a.m. local time (the “Annual Meeting”) and at any adjournment thereof. The Annual Meeting will be held at the offices of Collette Erickson Farmer & O’Neill LLP, 235 Pine Street, Suite 1300, San Francisco, California 94104. The Notice of Internet Availability of Proxy Materials, proxy statement, accompanying proxy card or voter instructions and our 2009 Annual Report on Form 10-K were first made available to stockholders on or about March 31, 2010. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

INTERNET AVAILABILITY OF PROXY MATERIALS

We have implemented the “Notice and Access” rules promulgated by the U.S. Securities and Exchange Commission relating to the delivery of proxy materials via the Internet. Pursuant to these rules, we are providing our stockholders with access to our proxy materials, including our proxy statement and our annual report, via the Internet, instead of mailing printed copies of those materials to each stockholder. This process provides you with convenient and efficient access to our proxy materials, while also conserving natural resources and reducing our cost of printing and distributing the proxy materials. On or about March 31, 2010, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice will also contain instructions on how to request a paper copy of the proxy materials.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of CoSine (“Board of Directors”) is soliciting your vote at the 2010 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is:

1.	To elect a Board of Directors to serve for the ensuing year.
2.	To transact such other business as may properly come before the meeting and at any adjournment or postponement of the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends that you vote FOR the election of the nominees for directors.

Where is CoSine located?

Our principal executive office is located at 61 East Main Street, Suite B, Los Gatos, California 95030 and its telephone number is (408) 399-6494.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our Common Stock (“Common Stock”), at the close of business on March 17, 2010, will be entitled to notice of and to vote at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares as of the record date, or a “quorum,” must be represented at the Annual Meeting in order to conduct business. At the close of business on that date, 10,090,635 shares were issued and outstanding. Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting, vote electronically via the Internet or telephone or a proxy card has been properly submitted by you or on your behalf. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

How do I vote?

Pursuant to our new “Notice and Access” method of receiving our proxy materials and voting your shares, you may vote your shares via the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. Shares voted electronically or represented by valid proxies, properly executed and received by us prior to the Annual Meeting, will be voted at the Annual Meeting. The Internet and telephone voting procedures use a control number designed to authenticate stockholders and allow them to confirm that their instructions have been properly recorded.

Vote on the Internet

The Notice of Internet Availability of Proxy Materials will instruct you on how to access your proxy card to vote via the Internet. If you requested printed proxy materials, the instructions provided with our proxy materials and on your proxy card or voting instruction card will also instruct you on how to access your proxy card to vote via the Internet. On the Internet voting site, you can confirm that your voting instructions have been properly recorded. If you vote via the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

Vote by Telephone

Instructions for voting by telephone are provided on the Internet voting site, or if you requested printed proxy materials, the instructions are provided with our proxy materials. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote by Mail

If you elected to receive printed proxy materials by mail and choose to vote your proxy by mail, mark your vote on the enclosed proxy card and follow the other directions on the proxy card. All valid proxies properly executed and received by us prior to the Annual Meeting will be voted in accordance with the instructions specified in the proxy card. Where no instructions are given, shares will be voted FOR the election of the named nominees for the Board of Directors and in accordance with the judgment of the person or persons voting the proxies on any matter that may properly come before the meeting which the Board of Directors is not aware of a reasonable time before the date of this Proxy Statement.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. Please note, however, that if your shares are held in the name of a bank, broker or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

Can I vote my shares by returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet, by telephone, by mail or by attending the Annual Meeting.

How can I change or revoke my vote after I return my proxy card?

Even if you vote electronically or by signing and returning your proxy card, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to Terry R. Gibson, Secretary of CoSine, specifying such revocation. You may change your vote by a later-dated vote by telephone or via the Internet or timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting. However, a stockholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so. Please note that if you would like to vote at the Annual Meeting and you are not the stockholder of record, you must request, complete and deliver a proxy from your broker, bank or nominee.

How many votes do I have?

Each holder of record of Common Stock on such date will be entitled to one vote, for each share held, on every matter submitted to the stockholders at the Annual Meeting. The Common Stock does not have cumulative voting rights.

How many votes are required to elect the directors?

The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of our Board of Directors meaning that the four individuals nominated for election to the Board of Directors who receive the greatest number of votes cast will be elected.

How are the votes counted?

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative, negative and withheld votes, abstentions and broker non-votes. Abstentions, votes withheld and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions and votes withheld are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Representatives from Broadridge Financial Solutions, Inc. will count the votes and serve as our Inspector of Elections. The Inspector of Elections will be present at the Annual Meeting.

Who pays for the proxy solicitation and how does CoSine solicit votes?

In addition to the solicitation of proxies pursuant to this Proxy Statement, certain of our directors, officers and employees, without extra compensation, may also solicit proxies personally or by telephone, mail or facsimile. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians, banks and brokerage houses for forwarding to the beneficial owners of shares held in their names. We may reimburse persons and institutions representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will elect directors to hold office until our 2011 Annual Meeting of Stockholders. Our Board of Directors consists of four members. Our certificate of incorporation currently provides an annual election of all our directors. The directors will serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees listed above. If a nominee becomes unable to serve, the holders of the proxies may, in their discretion, vote the shares for substitute nominees designated by the Board of Directors.

Directors

The names of our directors and their ages, titles and biographies as of March 1, 2010 appear below.

Name	Age	Position
Donald Green	78	Chairman of the Board of Directors
Charles J. Abbe	68	Director
Jack L. Howard	48	Director
Terry R. Gibson	56	Director, President, Chief Executive Officer, Chief Financial Officer and Secretary

Donald Green, 78, has served as Chairman of CoSine’s Board of Directors since March 2002 and as a director since June 1999. Mr. Green was a co-founder of Advanced Fibre Communications, Inc., a provider of multi-service access solutions for the telecommunications industry, and served as its Chairman of the Board from May 1999 until his retirement in September 2001, and also served as Chief Executive Officer from May 1992 to May 1999. Mr. Green is a director of Redcondor, Inc., a managed service provider of highly resilient email security systems for businesses, education, government agencies and service providers. Mr. Green is a director of Triaccess Technologies, Inc., a designer and marketer of video semiconductors. Mr. Green holds a higher national certificate in electrical engineering from Willesdon Technical College.

Charles J. Abbe, 68, has served as a director of CoSine since August 2000. Until his retirement in June 2001, Mr. Abbe has served as President and Chief Operating Officer of JDS Uniphase Corporation, a designer, developer and manufacturer of fiber optic products, since April 2000, following the merger of Optical Coating Laboratory, Inc. with JDS Uniphase in February of the same year. Mr. Abbe served as Optical Coating Laboratory’s President and Chief Executive Officer from April 1998 to March 2000, as its President from November 1997 to April 1998 and as its Vice President and General Manager for North America and Asia from April 1996 to November 1997. Mr. Abbe currently serves as a director and chairman of the Audit Committee of Cymer, Inc., a semiconductor equipment company, and was elected a Director of Opnext, Inc (Nasdaq) a fiber optic technology company and appointed as a member of its audit committee in May of 2009. Mr. Abbe holds a B.S. and an M.S. in chemical engineering from Cornell University and an M.B.A. from Stanford University.

Jack L. Howard, 48, has served as a director of CoSine since July 25, 2005. He is the President of Steel Partners LLC (“Steel Partners”), a global management firm. Mr. Howard has been the President of Steel Partners Holdings L.P., a global diversified holding company that engages or has interests in a variety of operating businesses through its subsidiary companies (“SPH”), since January 2009. He has been associated with Steel Partners and its affiliates since 1993. He co-founded Steel Partners II, L.P., a private investment partnership, in 1993. He has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard served as the Chief Operating Officer of SP Acquisition Holdings, Inc. (“SP Acquisition”), a company formed for the purpose of acquiring one or more businesses or assets, from June 2007 to October 2009 and served as its Secretary from February 2007 to October 2009. He also served as a director of SP Acquisition from February 2007 to June 2007 and as its Vice-Chairman from February 2007 to August 2007. Mr. Howard has been a director of WHX Corporation, a diversified industrial products manufacturing company, since July 2005. He has served as a director (currently Chairman) of Adaptec, Inc., a storage solutions provider, since December 2007. Mr. Howard served as Chairman of the Board of a predecessor entity of SPH from June 2005 to December 2008, as a director from 1996 to December 2008 and its Vice President from 1997 to December 2008. From 1997 to May 2000, he also served as Secretary, Treasurer and Chief Financial Officer of SPH’s predecessor entity. He has served as a director of NOVT Corporation, a former developer of advanced medical treatments for coronary and vascular disease, since April 2006. He served as Chairman of the Board and Chief Executive Officer of Gateway Industries, Inc., a provider of database development and web site design and development services, from February 2004 to April 2007 and as Vice President from December 2001 to April 2007.

Terry R. Gibson, 56, has served as a director and Chief Executive Officer of CoSine since January 16, 2005, as Executive Vice President and Chief Financial Officer since January 2002 and as our Secretary since September 23, 2004. Mr. Gibson has served as a Managing Director of SP Corporate Services, LLC, which provides CoSine with executive, financial and administrative support services and personnel, including the services of Mr. Gibson as CoSine’s Chief Executive Officer, Chief Financial Officer, Corporate Secretary and related services, since July 1, 2007. SP Corporate Services, LLC is an affiliate of Steel Partners. Mr. Gibson also currently serves as a director of Point Blank Solutions, Inc., a manufacturer of body armor systems. Prior to joining us, Mr. Gibson served as Chief Financial Officer of Calient Networks, Inc. from May 2000 through December 2001. He served as Chief Financial Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief Financial Officer of GaSonics, International from June 1996 through March 1999. He also served as Vice President and Corporate Controller of Lam Research Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara.

There are no family relationships among any of our directors or officers.

Corporate Governance Matters

Director Independence

Full Board of Directors.  Our Board of Directors is composed of Messrs. Green, Abbe, Howard and Gibson. Our stock trades in the over the counter market and is quoted on the Pink Sheets Electronic Quotation Service under the symbol “COSN.PK.” As our stock is not “listed,” within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, our directors are not required to be “independent” as defined in the NASDAQ listing standards. Our Board of Directors has nevertheless determined that Messrs. Green and Abbe are “independent directors” as defined in Rule 5605(a)(2) of the NASDAQ Manual of Marketplace Rules as applicable to “listed” companies.

Due to Mr. Howard’s relationship with Steel Partners Holdings L.P. and Steel Partners II, L.P., our largest two stockholders, our Board of Directors does not deem him an “independent director” as defined in Rule 5605(a)(2). Mr. Howard serves as the President of Steel Partners LLC, the manager of Steel Partners Holdings L.P. and Steel Partners II, L.P.

Our Board of Directors also does not deem Mr. Gibson an “independent director” as defined in Rule 5605(a)(2) by virtue of his serving as the Managing Director of SP Corporate Services, LLC and his employment by us within the last three years. SP Corporate Services, LLC is affiliated with Steel Partners Holdings L.P. and Steel Partners II, L.P., our largest two shareholders, by virtue of SP Corporate Services, LLC’s President, Mr. Howard, serving as the President of Steel Partners LLC, which in turn serves as the manager of Steel Partners Holdings L.P. and Steel Partners II, L.P. SP Corporate Services, LLC provides us, on a non-exclusive basis, a full range of executive, financial and administrative support services and personnel, including the services of a Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer. Mr. Gibson, who terminated his employment with us on June 30, 2007, serves as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer in his capacity as an employee of SP Corporate Services, LLC.

Audit Committee of the Board.  Our Board of Directors currently has an Audit Committee, which is composed of Messrs. Green, Abbe and Howard. Our Board of Directors has determined that Messrs. Green and Abbe also meet the definition of “independence” as defined in Rule 5605(c)(2) of the NASDAQ Manual of Marketplace Rules as applicable to audit committees of “listed” companies and meet all additional independence requirements set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, applicable to audit committees of “listed” companies, subject to their receipt of ordinary-course compensation for serving as members of such committees permitted under Rule 10A-3(b)(1)(iv). As our stock is not “listed,” within the meaning of Rule 10A-3, the members of our Audit Committee are not required to be “independent.”

Due to Mr. Howard’s relationship with Steel Partners Holdings L.P. and Steel Partners II, L.P., our largest two stockholders, our Board of Directors does not deem him an “independent director” as defined in Rule 5605(c)(2).

Due to Mr. Gibson’s relationship with Steel Partners Holdings L.P. and Steel Partners II, L.P., our largest two stockholders, by virtue of his serving as Managing Director of SP Corporate Services, LLC, which is affiliated with Steel Partners Holdings L.P. and Steel Partners II, L.P., and Mr. Gibson’s employment by us within the last three years, our Board of Directors does not deem him an “independent director” as defined in Rule 5605(c)(2).

Compensation and Nominating and Corporate Governance Committees of the Board.  Effective November 6, 2008, the Board of Directors dissolved the Compensation Committee and the Nominating and Corporate Governance Committee. We believe that the members of the Board of Directors are collectively capable of performing the functions associated with Compensation and Nominating and Corporate Governance Committees. In addition, given our limited size and operations, current lack of executive compensation requirements and level of Board of Director participation, we believe it would be overly costly and burdensome to continue to maintain separate Compensation and Nominating and Corporate Governance Committees.

Certain Relationships and Related Transactions

Transactions with Related Persons, Promoters and Certain Control Persons.  Pursuant to an agreement dated June 15, 2007 and renewed as of July 1, 2008 and July 1, 2009 (the “Services Agreement”), SP Corporate Services, LLC provides us, on a non-exclusive basis, a full range of executive, financial and administrative support services and personnel, including the services of a Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer, maintenance of our corporate office and records, periodic reviews of transactions in our stock to assist in preservation of our NOLs, and related executive, financial, accounting and administrative support services. The Services Agreement first became effective as of July 1, 2007. Under the Services Agreement, we pay SP Corporate Services, LLC a monthly fee of $17,000 in exchange for SP Corporate Services, LLC’s services. SP Corporate Services, LLC is responsible for compensating and providing all applicable employment benefits to any SP Corporate Services, LLC personnel in connection with providing services under the Services Agreement. We reimburse SP Corporate Services, LLC for reasonable and necessary business expenses of ours incurred by SP Corporate Services, LLC, and we are responsible for payment of fees related to audit, tax, legal, stock transfer, insurance broker, investment advisor and banking services provided to us by third party advisors. The Services Agreement has a term of one year and automatically renews for successive one year periods unless otherwise terminated by either party. The Services Agreement is also terminable by us upon the death of Terry R. Gibson or his resignation as our Chief Executive Officer, Chief Financial Officer or Secretary of the Company. Under the Services Agreement, SP Corporate Services, LLC and its personnel are entitled to the same limitations on liability and indemnity rights available under our charter documents to any other person performing such services for us. During fiscal year 2009, we incurred $204,000 for services performed by SP Corporate Services, LLC under the Services Agreement.

SP Corporate Services, LLC is affiliated with Steel Partners Holdings L.P. and Steel Partners II, L.P., our largest two stockholders, by virtue of SP Corporate Services, LLC’s President, Mr. Howard, serving as the President of Steel Partners LLC, which in turn serves as the manager of Steel Partners Holdings L.P and Steel Partners II, L.P. Mr. Gibson is the Managing Director of SP Corporate Services, LLC.

Pursuant to the Services Agreement, Mr. Gibson, who terminated his employment with us in 2007, serves as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer in his capacity as an employee of SP Corporate Services, LLC. SP Corporate Services, LLC is responsible for compensating Mr. Gibson, including providing him with all applicable employment benefits to which he may be entitled, for his serving as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer and for any other services he may provide to us under the Services Agreement.

Review, Approval and Ratification of Transactions with Related Person.  Annually, each of our directors and officers must complete a Director and Officer Questionnaire which requires disclosure of any transactions or proposed transactions to which we are or are to be a party and in which a director or officer, a member of his or her immediate family or any affiliated company of such director or officer has or will have a direct or indirect material interest. Our full Audit Committee is charged with reviewing and approving, or ratifying, any transaction between or among us and any such “related person”; provided, however, to the extent any director is the “related person” in question, such director will not participate in any review of or vote on such a transaction. Our policy regarding the review, approval and ratification of such transactions with “related persons” is in writing as set forth in the Charter of the Audit Committee.

Communications with the Board

Stockholders may communicate with the Board of Directors by submitting their communication in writing to Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 61 East Main Street, Suite B, Los Gatos, California 95030. All such communications will be forwarded to the Board of Directors for its consideration.

Stockholder Nominations for Director

The Board of Directors will consider director candidates recommended by stockholders if submitted in writing to the Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 61 East Main Street, Suite B, Los Gatos, California 95030.

Code of Ethics

On March 11, 2008, our Board of Directors adopted an amended and restated Code of Business Conduct and Ethics that applies to our officers, including our principal executive officer, principal financial officer, principal accounting officer and all other officers, directors and employees in compliance with applicable rules of the Securities and Exchange Commission. The full text of our Code of Business Conduct and Ethics is published on the Investor Relations — Corporate Governance section of our web site at www.cosinecom.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provision granted to officers and directors, on this web site within four business days following the date of such amendments or waiver.

Meetings of the Board and its Committees

Full Board of Directors

There were ten meetings of the full Board of Directors during the fiscal year ended December 31, 2009. Each director attended at least 75 percent of the total number of meetings of the Board of Directors and any committee on which he served during 2009. The Company does not have a policy regarding its director’s attendance at the Company’s annual meetings of stockholders. All the directors attended, either in person or via teleconference, the Company’s 2009 Annual Meeting of Stockholders held July 27, 2009.

Committees of the Board

Audit Committee.  The Audit Committee is composed of Messrs. Green, Abbe and Howard and is chaired by Mr. Abbe. The Board of Directors has determined that Mr. Abbe is an “Audit Committee Financial Expert” as defined in applicable rules of the Securities and Exchange Commission. The Audit Committee met seven times during the fiscal year ended December 31, 2009. A copy of our current Audit Committee Charter, amended as of March 27, 2007, is attached as Appendix A to this proxy statement.

The Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements, reviews our internal accounting procedures, appoints, compensates, retains and oversees the independent accountants, reviews and approves all audit and non-audit services performed by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of our consolidated financial statements, and performs the other functions specified in the Audit Committee Charter.

Corporate Governance and Director Nominations.  Effective November 6, 2008, the Board of Directors dissolved the Nominating and Corporate Governance Committee and its duties are now performed by the full Board of Directors. The Board of Directors evaluates and makes all determinations concerning its composition and that of its related committees, the qualifications, performance and compensation of its and its committees’ members, the identification of qualified director nominees and the development of corporate governance guidelines and policies. We believe that the members of the Board of Directors are collectively capable of performing the functions associated with a Nominating and Corporate Governance Committee. In addition, given our limited size and operations and level of Board of Director participation, we believe it would be overly costly and burdensome to continue to maintain separate Nominating and Corporate Governance Committee.

In order to identify and evaluate candidates for the Board of Directors, including candidates recommended by stockholders, the Board of Directors regularly reviews the composition and size of the Board of Directors, reviews qualifications of candidates, evaluates the performance of the Board of Directors as a whole, evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders, considers the need of the Board of Directors and its respective committees. The Board of Directors considers such factors as issues of character, judgment, independence, expertise, diversity of experience, understanding of and achievements in manufacturing, technology, finance and marketing, the ability of a candidate to make a meaningful contribution to us, other commitments and potential conflicts of interest and considered such other factors as the Board of Directors deems appropriate in the context of identifying the needs of the Board of Directors at a particular point in time. As the needs of the Board of Directors may change from time to time depending on changes in our business and market trends, the Board of Directors has not established specific, minimum qualifications that must be met by a candidate for the Board of Directors or that there are specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Our Board of Directors will consider director candidates recommended by stockholders if submitted in writing to the Chairman of the Board of Directors, c/o Terry R. Gibson, Corporate Secretary, 61 East Main Street, Suite B, Los Gatos, California 95030. The Board will evaluate nominees recommended by our stockholders pursuant to a process substantially the same as that used for other nominees for the same election or appointment of directors.

Director and Executive Officer Compensation.  Effective November 6, 2008, the Board of Directors dissolved the Compensation Committee and its duties are now performed by the full Board of Directors. The Board of Directors is responsible for establishing, implementing and monitoring adherence of director and executive compensation with our compensation philosophy. The Board of Directors determines the overall compensation of our executive officers and directors, oversees the administration of executive officer and director compensation programs, and ensures that executive officer and director compensation is fair, reasonable and competitive. We believe that the members of the Board of Directors are collectively capable of performing the functions associated with a Compensation Committee. In addition, given our limited size and operations and level of Board of Director participation, we believe it would be overly costly and burdensome to continue to maintain separate Compensation Committee.

During fiscal year 2009, we did not have any employees. Mr. Gibson, who terminated his employment with us in 2007, serves as our only executive officer in his capacity as an employee of SP Corporate Services, LLC. SP Corporate Services, LLC is responsible for compensating Mr. Gibson, including providing him with all applicable employment benefits to which he may be entitled, for his serving as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer and for any other services he may provide to us.

Compensation Committee Interlocks and Insider Participation

We do not currently have a standing Compensation Committee. Our full Board of Directors establishes, implements and oversees the compensation of our director and executive officers. All of our directors participate in determining director compensation.

Mr. Gibson serves as our only executive officer in his capacity as an employee of SP Corporate Services, LLC. SP Corporate Services, LLC is responsible for compensating Mr. Gibson, including providing him with all applicable employment benefits to which he may be entitled, for his serving as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer and for any other services he may provide to us. Mr. Gibson is the Managing Director of SP Corporate Services, LLC.

SP Corporate Services, LLC is affiliated with Steel Partners II, L.P. and Steel Partners Holdings L.P., our largest two stockholders, by virtue of SP Corporate Services, LLC’s President, Mr. Howard, serving as the President of Steel Partners LLC, which in turn serves as the manager of Steel Partners Holdings L.P. and Steel Partners II, L.P.

Neither Mr. Gibson nor Mr. Howard participate on behalf of CoSine in determining compensation payable to SP Corporate Services, LLC in exchange for providing services to us, including those of Mr. Gibson as our sole executive officer.

During fiscal year 2009, Mr. Gibson, our sole executive officer, did not serve as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors.

Required Vote

The four individuals nominated for election to the Board of Directors who receive the greatest number of votes cast will be elected.

The Board of Directors unanimously recommends a vote FOR
the election of each of the nominees for director.

OTHER INFORMATION

AUDIT COMMITTEE DISCLOSURE

Report Of The Audit Committee

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the following Report of the Audit Committee, in whole or in part, shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be “soliciting material” or “ filed” under such acts.

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed with management the audited financial statements for the year ended December 31, 2009.
•	Discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor the independent accountant’s independence; and
•	Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE Charles J. Abbe Donald Green Jack L. Howard

Principal Accountant Fees and Services

Aggregate fees for professional services rendered by Burr, Pilger & Mayer LLP during 2009 and 2008 were as follows:

	2009	2008
Audit Fees – Burr, Pilger & Mayer LLP(1)	$100,212	$108,875
Audit related fees – Burr, Pilger & Mayer LLP	—	—
Tax fees(2)	32,375	23,753
All other fees	—	—
Total	$132,587	$132,628

(1)	Audit fees include fees associated with the annual audit, review of the Company’s Annual Report on Form 10-K, the reviews of the Company’s quarterly reports on Form 10-Q.
(2)	Tax fees included tax compliance and tax advice.

Pre-Approval Policy and Procedures

All professional services rendered by our independent registered public accounting firms are required to be pre-approved by the Audit Committee. In fiscal years 2008 and 2009, all services were pre-approved by the Audit Committee. The Audit Committee pre-approves and reviews audit and non-audit services performed by our independent registered public accounting firm as well as the fees charged by our independent registered public accounting firm for such services. As part of its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on our independent registered public accounting firm’s independence. To avoid certain potential conflicts of interest in maintaining our independent registered public accounting firm independence, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Audit Committee approved all of the services provided by Burr, Pilger & Mayer LLP in 2008 and 2009.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 1, 2010, unless otherwise noted, by: (i) each person or entity who is known by the Company to own beneficially 5% or more of the Company’s outstanding Common Stock; (ii) each director of the Company; (iii) the executive officers named in the Summary Compensation Table set forth in the “Executive Compensation” section of this Proxy Statement (the “Named Executive Officers”); and (iv) all directors and executive officers of the Company who were serving on the Board of Directors and/or were in office as of March 1, 2010 as a group.

	Shares of Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percent of Class(3)
5% Stockholders
Steel Partners Holdings L.P.(4) 590 Madison Avenue, 32nd Floor New York, NY 10022	4,779,721	47.4%
Steel Partners II, L.P.(5) 590 Madison Avenue, 32nd Floor New York, NY 10022	2,148,337	21.3%
Empyrean Capital Partners, LP(6) 10250 Constellation Boulevard, Suite 2950 Los Angeles, CA 90667	859,800	8.5%
Raging Capital Management, LLC(7) 254 Witherspoon Street Princeton, New Jersey 08542	561,623	5.6%
Directors and Named Executive Officers
Terry R. Gibson, Director, Chief Executive Officer, Chief Financial Officer and Secretary(8)	100,000	*
Charles J. Abbe, Director(9)	22,200	*
Donald Green, Chairman(10)	44,484	*
Jack L. Howard, Director(11)	255,425	2.5%
All directors and current executive officers as a group (4 persons)(12)	422,109	4.2%

*	Less than 1%.
(1)	Unless otherwise indicated, the address for each listed stockholder is c/o CoSine Communications, Inc., 61 East Main Street, Suite B, Los Gatos, CA 95030. Except as otherwise indicated, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 1, 2010 (or as of April 30, 2010) through the exercise of any stock option or other right. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days after March 1, 2010 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)	Percentage of beneficial ownership is based on 10,090,635 shares of common stock outstanding as of March 1, 2010, adjusted as required by rules promulgated by the Securities and Exchange Commission.
(4)	Of the 4,779,721 shares, 2,631,384 shares of the Company are held in the name of Steel Partners Holdings L.P., a Delaware limited partnership (“SPH”). The remaining 2,148,337 shares are held in the name of Steel Partners II, L.P., a Delaware limited partnership (“Steel II”), as explained in footnote 5 below. SPH is the sole limited partner of Steel II. Steel Partners Holdings GP LLC, a Delaware limited liability company (“SPH GP”), is the general partner of SPH. Steel Partners II GP LLC, a Delaware limited liability company (“Steel II GP”), is the general partner of Steel II. Steel Partners LLC, a Delaware limited liability company, has been delegated shared power to vote all 4,779,721 shares held directly by SPH and Steel II. Warren G. Lichtenstein is manager of Steel Partners LLC and managing member of Steel II GP and SPH GP. By virtue of these relationships, each of SPH, Steel Partners LLC, SPH GP and Mr. Lichtenstein may be deemed to beneficially own all 4,779,721 shares. Jack L. Howard is president of Steel Partners LLC. Mr. Howard also controls EMH Howard, LLC and J Howard, Inc. and, in such capacities, holds sole voting and investment power over 500 shares of the Company stock held by EMH Howard, LLC and 170,300 shares of the Company stock held by J Howard, Inc. Mr. Howard also holds 76,625 shares of the Company in an IRA SEP over which he is deemed to hold sole voting and investment powers and is the beneficial owner of 8,000 shares that are subject to exercisable options. Mr. Howard is also a director of the Company. Terry R. Gibson is a Managing Director of SP Corporate Services, LLC, a company affiliated with SPH and Steel II, and a director and the sole executive officer of the Company. The information in this footnote is based on a Schedule 13D/A filed on August 13, 2009 on behalf of SPH, Steel II, Steel II GP, Steel Partners LLC, Mr. Lichtenstein, Mr. Howard, Mr. Gibson, EMH Howard, LLC and J Howard, Inc. and information obtained from Steel Partners LLC.
(5)	All 2,148,377 shares of the Company are held in the name of Steel Partners II, L.P., a Delaware limited partnership (“Steel II”). Steel Partners Holdings L.P., a Delaware limited partnership (“SPH”), also shares voting power over the 2,148,337 shares, as explained in footnote 4 above. Steel Partners II GP LLC, a Delaware limited liability company (“Steel II GP”), is the general partner of Steel II. Steel Partners Holdings GP LLC, a Delaware limited liability company (“SPH GP”), is the general partner of SPH. Steel Partners LLC, a Delaware limited liability company, has been delegated shared power to vote all 2,148,377 shares held directly by Steel II. Warren G. Lichtenstein is manager of Steel Partners and managing member of Steel II GP and SPH GP. By virtue of these relationships, each of Steel II, SPH, Steel Partners LLC, Steel II GP, SPH GP and Mr. Lichtenstein may be deemed to beneficially own all 2,148,377 shares. Jack L. Howard is president of Steel Partners LLC. Mr. Howard also controls EMH Howard, LLC and J Howard, Inc. and, in such capacities, holds sole voting and investment power over 500 shares of the Company stock held by EMH Howard, LLC and 170,300 shares of the Company stock held by J Howard, Inc. Mr. Howard also holds 76,625 shares of the Company in an IRA SEP over which he is deemed to hold sole voting and investment powers and is the beneficial owner of 8,000 shares that are subject to exercisable options. Mr. Howard is also a director of the Company. Terry R. Gibson is a Managing Director of SP Corporate Services, LLC, a company affiliated with SPH and Steel II, and a director and the sole executive officer of the Company. The information in this footnote is based on a Schedule 13D/A filed on August 13, 2009 on behalf of SPH, Steel II, Steel II GP, Steel Partners LLC, Mr. Lichtenstein, Mr. Howard, Mr. Gibson, EMH Howard, LLC and J Howard, Inc. and information obtained from Steel Partners LLC.
(6)	Of the 859,800 shares, 363,002 shares are held directly by Empyrean Capital Fund, LP (“ECF”) which has shared voting and investment power over such shares and 496,798 shares are held by Empyrean Capital Overseas Fund, Ltd. (“ECOF”) which has shared voting and investment power over such shares. Empyrean Capital Partners, LP (“ECP”) is the investment manager for ECF and ECOF and in such capacity holds shared voting and investment power over all 859,800 shares. Empyrean Capital, LLC is the general partner of ECP and in such capacity holds shared voting and investment power over all 859,800 shares. Empyrean Associates, LLC (“EA”) is the general partner of ECF and in such capacity holds shared voting and investment power over 363,002 shares. Amos Meron and Michael Price are the managing members of EC and EA and in such capacities share voting and investment power over all 859,800 shares. The information in this footnote is based, in part, upon the Schedule 13G/A filed February 17, 2009 on behalf of Messrs. Meron and Price, EC, EA, ECP, ECF, and ECOF.
(7)	Of the 561,623 shares, 302,206 shares are held in the name of Raging Capital Fund, L.P., a Delaware limited liability company (“RC Fund”) and 259,417 shares are held in the name of Raging Capital Fund (QP), L.P., a Delaware limited partnership (“RC QP”). Raging Capital Management, LLC, a Delaware limited liability company (“RC LLC”), is the general partner of RC Fund and RC QP. William C. Martin is the managing member of RC LLC. By virtue of these relationships, RC LLC and Mr. Martin may be deemed to beneficially own all 561,623 shares. The information in this footnote is based on a Schedule 13G/A filed on February 9, 2010 on behalf of RC LLC, RC Fund, RC QP, and Mr. Martin.
(8)	All 100,000 shares are subject to exercisable options. Mr. Gibson is also a Managing Director of SP Corporate Services, LLC, a company affiliated with Steel Partners Holding L.P. and Steel Partners II, L.P., and a director and the sole executive officer of the Company.
(9)	Of the 22,200 shares, 19,000 are subject to exercisable options, and 3,200 shares are owned directly by Mr. Abbe.
(10)	Of the 44,484 shares, 14,000 are subject to exercisable options, 16,046 shares are owned directly by Mr. Green, 173 shares are owned directly by Green Venture Capital I, L.P. and 14,265 shares are owned directly by Green Venture Capital II, L.P. Mr. Green is the general partner of Green Venture Capital I, L.P. and Green Venture Capital II, L.P. Mr. Green disclaims beneficial ownership of the shares owned directly by Green Venture Capital I, L.P. and Green Venture Capital II, L.P., except to the extent of his pecuniary interest in the shares.
(11)	Of the 255,425 shares, 8,000 are subject to exercisable options. Mr. Howard is also the director of and controls EMH Howard, LLC and J Howard, Inc. and, in such capacities, holds sole voting and investment power over 500 shares of the Company stock held by EMH Howard, LLC and 170,300 shares of the Company stock held by J Howard, Inc. Mr. Howard also holds 76,625 shares of the Company in an IRA SEP over which he is deemed to hold sole voting and investment powers. Mr. Howard, a director of the Company, is President of Steel Partners LLC. Steel Partners LLC has been delegated shared power to vote the 4,779,721 shares held by Steel Partners Holding L.P. and Steel Partners II, L.P. as explained in footnote 4 above. The information in this footnote is based on a Schedule 13D/A filed on August 1, 2009 on behalf of Steel Partners Holding L.P., Steel Partners II, L.P., Steel Partners II GP LLC, Steel Partners LLC, Mr. Lichtenstein, Mr. Howard, Mr. Gibson, EMH Howard, LLC and J Howard, Inc. and information obtained from Steel Partners LLC.
(12)	Of the 422,109 shares, 3,200 shares are owned by Mr. Abbe, as explained in footnote 8 above, 30,484 shares are owned by Mr. Green, Green Venture Capital I, L.P. and Green Venture Capital II, L.P as explained in footnote 9 above, 247,425 shares are owned by Mr. Howard, EMH Howard, LLC and J Howard, Inc. as explained in footnote 11 above, and an additional 141,000 shares are subject to options that are exercisable within 60 days of March 1, 2010 all of which will be vested as of April 30, 2010.

EXECUTIVE OFFICERS

The name of our executive officer and his age, title and biography as of March 1, 2010 appears below.

Name	Age	Position
Terry R. Gibson	56	President, Chief Executive Officer, Chief Financial Officer and Secretary

Terry R. Gibson, 56, has served as a director and Chief Executive Officer of CoSine since January 16, 2005, as Executive Vice President and Chief Financial Officer since January 2002 and as our Secretary since September 23, 2004. Mr. Gibson has served as a Managing Director of SP Corporate Services, LLC, which provides CoSine with executive, financial and administrative support services and personnel, including the services of Mr. Gibson as CoSine’s Chief Executive Officer, Chief Financial Officer, Corporate Secretary and related services, since July 1, 2007. SP Corporate Services, LLC is an affiliate of Steel Partners II, L.P. Mr. Gibson also currently serves as a director of Point Blank Solutions, Inc., a manufacturer of body armor systems. Prior to joining us, Mr. Gibson served as Chief Financial Officer of Calient Networks, Inc. from May 2000 through December 2001. He served as Chief Financial Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief Financial Officer of GaSonics, International from June 1996 through March 1999. He also served as Vice President and Corporate Controller of Lam Research Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara.

EXECUTIVE COMPENSATION

Summary Compensation

Our Board of Directors is responsible for establishing, implementing and monitoring adherence of executive compensation with our compensation philosophy. The Board of Directors determines the overall compensation of our executive officers, oversees the administration of executive officer compensation programs, and ensures that executive officer compensation is fair, reasonable and competitive.

In efforts to reduce our operating expenses while executing our redeployment strategy, effective July 1, 2007, our Board of Directors approved the retention of SP Corporate Services, LLC to provide us, on a non-exclusive basis, a full range of executive, financial and administrative support services and personnel, including the services of all our executive officers. Our objective in retaining SP Corporate Services, LLC was to maintain continuity in management while minimizing our operating expenses during the execution of our redeployment strategy. In retaining SP Corporate Services, LLC, we determined the total compensation, overhead and administrative expenses associated with employing staff and executive officers to provide internally all necessary executive, financial and administrative support services and personnel requirements to be substantially more expensive than the expense at which we could obtain similar services from SP Corporate Services, LLC. During fiscal year 2009, we paid SP Corporate Services, LLC $204,000, or $17,000 per month, for all of our customary executive, financial and administrative support services, rent and personnel. Prior to retaining SP Corporate Services, LLC, we incurred approximately $24,500 per month for equivalent services.

Mr. Gibson has served as our Chief Financial Officer since January 2002, as our Secretary since September 23, 2004, and as a director and Chief Executive Officer since January 16, 2005. Effective June 30, 2007, Mr. Gibson terminated employment with us and began serving as our sole executive officer in his capacity as an employee of SP Corporate Services, LLC. Since July 1, 2007, SP Corporate Services, LLC has been responsible for all of Mr. Gibson’s employment-related compensation and benefits. Since July 1, 2007, we have only compensated Mr. Gibson for serving as a non-employee director of CoSine through annual non-employee director stock option grants. Mr. Gibson is not paid any cash compensation for serving on our Board of Directors.

We did not pay Mr. Gibson any employment-related compensation in fiscal year 2009. During the fiscal year 2009, we incurred $204,000 for services performed by SP Corporate Services, LLC, which included a full range of executive, financial and administrative support services and personnel, including the services of Mr. Gibson as our Chief Executive Officer, Chief Financial Officer, Secretary, Principal Executive Officer and Principal Accounting Officer, maintenance of our corporate office and records, rent, periodic reviews of transactions in our stock to assist in preservation of our NOLs, and related executive, financial, accounting and administrative support services.

The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to us in all capacities during each of the fiscal years ended December 31, 2009 and 2008, respectively, by Mr. Gibson who served as our only executive officers at any time during fiscal years 2008 and 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Terry R. Gibson	2009	—	3,953	204,000	207,953
Director, President, Chief Executive Officer Executive, Chief Financial Officer and Secretary	2008	—	27,246	204,000	231,246

(1)	The amounts in the column entitled “Option Awards” reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2009, in accordance with FASB ASC Topic 718 of awards pursuant to the 2000 Stock Plan and the 2000 Director Option Plan and thus includes amounts from awards granted prior to 2009. For 2008 and 2009, the amounts in the column entitled “Option Awards” also reflect awards under the 2000 Stock Plan and the 2000 Director Option Plan in connection with Mr. Gibson serving as a non-employee director of CoSine. Assumptions used in the calculation of these amounts for fiscal years ended December 31, 2008 and 2009 are included in note 4 of our audited financial statements for the fiscal year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 1, 2010.
(2)	These amounts includes, for reference purposes only, the aggregate dollar amount paid to SP Corporate Services, LLC in 2008 and 2009 for its providing all our executive, financial and administrative support services and personnel requirements, including but not limited to those of Mr. Gibson, and compensation paid to Mr. Gibson for serving as a non-employee director of CoSine. See “EXECUTIVE COMPENSATION — Compensation of Directors” of this Proxy Statement. As Mr. Gibson was an employee of SP Corporate Service, LLC during fiscal years 2008 and 2009, we did not provide him with any family health care insurance or other employee benefits.

Grants of Plan Based Awards

No stock option or other equity-based grants were made by us to our executive officer during fiscal year 2009, except in his capacity as a non-employee director. See “EXECUTIVE COMPENSATION —  Compensation of Directors” of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information relating to stock options, stock awards and incentive plan awards of each of the Named Executive Officers outstanding as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#)(2) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Terry R. Gibson	100,000	(1)	—		$2.60	10/06/2015
			2,000	(2)	$2.65	5/8/2018
			5,000	(3)	$1.64	7/27/2019

(1)	The options represent options to purchase 100,000 shares of our common stock granted on October 6, 2005, of which 50,000 shares were immediately exercisable with the balance vesting over the next three years of a ten-year term.
(2)	The options represent options to purchase 2,000 shares of our common stock granted on May 8, 2008 for serving as a non-employee director of CoSine, of which each vest on the fourth anniversary of the date of grant. See “EXECUTIVE COMPENSATION — Compensation of Directors” of this Proxy Statement.
(3)	The options represent options to purchase 5,000 shares of our common stock granted on July 27, 2009 for serving as a non-employee director of CoSine, of which each vest on the first anniversary of the date of grant. See “EXECUTIVE COMPENSATION — Compensation of Directors” of this Proxy Statement.

Option Exercises and Stock Vested

No stock options were exercised by our executive officers nor did any stock awards vest during fiscal 2009.

Pension Benefits

We do not maintain any plan that provides for pension benefits to our executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not maintain any defined contribution or other plan providing for the payment of deferred compensation to our executive officers.

Potential Payments Upon Termination or Change in Control

Terry R. Gibson, our sole executive officer, does not have an employment agreement or other arrangement with us that provides for termination, severance or change-in-control payments or benefits. The vesting of all outstanding stock options to purchase 100,000 shares of our common stock as granted to Mr. Gibson on October 6, 2005, which were otherwise subject to accelerated vesting provisions, are now fully vested.

The vesting of all outstanding stock options to purchase 2,000 shares of our common stock granted to Mr. Gibson on May 8, 2008 in connection with his service as a non-employee director of CoSine will fully accelerate in the event of our merger with or into another corporation or the sale of all or substantially all of our assets if the options are not assumed or if the options are assumed and Mr. Gibson’s status as our director or a director of the successor corporation, as applicable, is terminated other than upon his voluntary resignation.

The vesting of all outstanding stock options to purchase 5,000 shares of our common stock granted to Mr. Gibson on July 27, 2009 in connection with his service as a non-employee director of CoSine will fully accelerate in the event of our merger with or into another corporation or the sale of all or substantially all of our assets if the options are not assumed or if the options are assumed and Mr. Gibson’s status as our director or a director of the successor corporation, as applicable, is terminated other than upon his voluntary resignation.

The following table represents the “in-the-money” or intrinsic value of those shares subject to stock options held by Terry R. Gibson, our sole executive officer, as of December 31, 2009 for which vesting would be accelerated under the circumstances described in the preceding paragraph.

Name	Fiscal Year		Voluntary Resignation on 12/31/09 ($)	For Cause Resignation on 12/31/09 ($)	Involuntary Not For Cause Resignation on 12/31/09 ($)	Involuntary Not For Cause Constructive Resignation on 12/31/09 ($)
Terry R. Gibson	2008	(1)	—	—	—	—
	2009	(2)	—	—	$1,400	$1,400

(1)	For 2008 grants representing options to purchase 2,000 shares of our common stock granted on May 8, 2008, the amounts are calculated based on a closing sale price of $1.92 per share on December 31, 2009 minus the exercise price of $2.65 per share.
(2)	For 2009 grants representing options to purchase 5,000 shares of our common stock granted on July 27, 2009, the amounts are calculated based on a closing sale price of $1.92 per share on December 31, 2009 minus the exercise price of $1.64 per share.

Compensation of Directors

Cash Compensation.  Each non-employee director receives a quarterly retainer in the amount of $2,000. In addition, each non-employee director receives $1,000 for attending a Board of Directors meeting in person, $500 for attending a committee meeting in person, and $250 for attending a Board of Directors or committee meeting by telephone. We do not compensate directors for committee meetings held together with a Board of Directors meeting. We reimburse directors for travel and other expenses incurred in attending Board of Directors and committee meetings.

Stock Option Grants.  Historically, the 2000 Director’s Plan automatically granted an option to purchase 8,000 shares of common stock to each non-employee director when he or she was first elected to our board of directors following the initial public offering. The Director’s Plan also historically provided that each non-employee director who had been a member of the board of directors for at least six months before the date of each annual stockholders’ meeting would receive an automatic annual grant of options to acquire 2,000 shares of common stock. Grants under the Director’s Plan were suspended in 2009 due to insufficient shares being available for future annual automatic annual grants.

Historically, the 2000 Director Option Plan automatically granted an option to purchase 8,000 shares of common stock to each non-employee director when he or she was first elected to our board of directors following the initial public offering. The Director’s Plan also historically provided that each non-employee director who had been a member of the board of directors for at least six months before the date of each annual stockholders’ meeting would receive an automatic annual grant of options to acquire 2,000 shares of common stock. Grants under the 2000 Director Option Plan were suspended in 2009 due to insufficient shares being available for future annual automatic annual grants.

We may also grant directors’ options or restricted stock under our 2000 Stock Plan.

In 2009, non-employee directors received option grants to purchase 5,000 shares of our common stock, which each vest on the first anniversary of the date of grant.

DIRECTOR SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to us during the fiscal years ended December 31, 2009 by each person who served as one of our non-employee directors at any time during fiscal year 2009.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Charles J. Abbe	9,000	3,953	12,953
Donald Green	9,000	3,953	12,953
Jack L. Howard	9,000	3,953	12,953
Terry R. Gibson(2)	—	3,953	3,953

(1)	The amounts in the column entitled “Option Awards” reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2009, in accordance with FASB ASC Topic 718 of awards pursuant to the 2000 Director Option Plan and the 2000 Stock Plan and thus include amounts from awards granted prior to 2009. Assumptions used in the calculation of this amount for fiscal years ended December 31, 2008 and 2009 are included in note 4 of our audited financial statements for the fiscal year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 1, 2010.
(2)	Mr. Gibson receives no cash retainer for attending Board of Director or committee meetings.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes equity compensation plans that were approved and not approved by the stockholders as of December 31, 2009:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by stockholders	181,000	(2)	$6.66	(2)	1,902,735	(3)
Equity compensation plans not approved by stockholders(4)	—		—		893,990
Total	181,000		$6.66		2,796,725

(1)	These numbers exclude shares listed under the column heading “Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights.”
(2)	Includes 5,000 shares subject to outstanding options under the 1997 Stock Plan, 132,000 shares subject to outstanding options under the 2000 Stock Plan, and 44,000 shares subject to outstanding options under the 2000 Director Plan.
(3)	Includes 1,898,735 shares available for future issuance under the 2000 Stock Plan, and 4,000 shares available for future issuance under the Director Plan.
(4)	The only equity compensation plan not approved by stockholders is the 2002 Stock Plan (the “2002 Plan”). The board of directors adopted the 2002 Plan in January 2002 to make available for issuance certain shares of our common stock that have been (i) previously issued pursuant to the exercise of stock options granted under the 1997 Plan and (ii) subsequently reacquired by us pursuant to repurchase rights contained in restricted stock purchase agreements or pursuant to optionee defaults on promissory notes issued in connection with the exercise of such options (“Reacquired Shares”). Under the terms of the 1997 Plan and the 2000 Plan, these Reacquired Shares would not otherwise have been available for reissuance. No shares that were not previously issued under the 1997 Plan and subsequently reacquired by us have been or will be reserved for issuance under the 2002 Plan. A maximum of 1,000,000 shares may be reserved for issuance under the 2002 Plan. An aggregate of 335,791 shares were initially reserved for issuance under the 2002 Plan upon its adoption. These shares consisted of Reacquired Shares as of the date of adoption. Additional shares that become Reacquired Shares after the date of adoption of the 2002 Plan, up to a maximum of 664,209 additional shares, will also become available for issuance under the 2002 Plan. The provisions of the 2002 Plan are substantially similar to those of the 2000 Plan, except that the 2002 Plan does not permit the grant of awards to officers or directors and does not permit the grant of Incentive Stock Options. The 2002 Plan provides for the grant of nonstatutory stock options to employees (excluding officers) and consultants. Stock options granted under the 2002 Plan will be at prices not less than the fair value of the common stock at the date of grant. The term of each option, generally 10 years or less, will be determined by CoSine.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10 percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10 percent beneficial stockholders are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal years ended December 31, 2009, our officers, directors and greater than 10 percent beneficial owners complied with all Section 16(a) filing requirements.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the enclosed proxy gives the persons named in the proxy discretionary authority to vote on such matters. The Board of Directors intends that these persons will vote on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

We anticipate that our 2011 Annual Meeting of Stockholders will be held on or about May 12, 2010. Our bylaws require stockholders to give us 90 days advance notice of any proposal or director nomination to be submitted at any meeting of stockholders. The bylaws prescribe the form of and the information to be contained in any such notice. For any stockholder proposal or nomination to be considered at the 2011 Annual Meeting of Stockholders, the stockholder’s notice must be received by Terry R. Gibson, Secretary of CoSine, at 61 East Main Street, Suite B, Los Gatos, CA 95030 no later than February 11, 2011. In addition, for a proposal by a stockholder to be included in our proxy statement and form of proxy for the 2011 Annual Meeting of stockholders under Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must be received by Terry R. Gibson, Secretary of CoSine, at 61 East Main Street, Suite B, Los Gatos, CA 95030 on or before December 1, 2010. Rules under the Securities Exchange Act of 1934 describe standards as to the submission of stockholder proposals.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, if stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our Notice and, as applicable, a printed annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees and conserves natural resources. Each stockholder who participates in householding will continue to have access to and use separate voting instructions.

If any stockholders in your household wish to receive a separate Notice, and if applicable, annual report and proxy statement, they may call or write to Terry R. Gibson, Secretary of CoSine, at 61 East Main Street, Suite B, Los Gatos, CA 95030. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

By Order of the Board of Directors
Terry R. Gibson Secretary

Appendix A

COSINE COMMUNICATIONS, INC.

CHARTER OF THE AUDIT COMMITTEE

This Charter (the “Charter”) of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of CoSine Communications, Inc. (the “Company”) was adopted by the Board on March 27, 2007.

PURPOSE

The Committee is to assist the Board in overseeing (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) performance of the Company’s internal and independent auditors, and (5) the business practices and ethical standards of the Company.

MEMBERSHIP

The Committee is appointed by the Board and consists of at least three directors, none of whom are officers or employees of the Company or its affiliates. The Board shall appoint the chair and the members of the Committee approximately annually. Each of the members of the Audit Committee shall meet the applicable independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities Exchange Commission (the “SEC”), including Item 407 of Regulation S-K, as may be amended from time to time. Each member of the Audit Committee shall be financially literate, as such qualification is determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have the qualifications of an “audit committee financial expert” as such term in defined in Item 407(d)(5) of Regulation S-K, as such qualifications are determined by the Board in its business judgment.

MEETINGS

The Committee shall meet from time to time in conjunction with regular meetings of the Board, but at least quarterly, and at such other times determined by the Committee or the chair of the Committee. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting.

ALLOCATION OF RESPONSIBILITIES

Management is responsible for the Company’s internal controls, quality of financial and accounting judgments and financial reporting processes. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee the accounting and financial reporting processes of the Company and the audits of its financial statements. The Committee has the responsibilities and powers set forth in this Charter, but it is not the duty of the Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are responsibilities of management and the Company’s independent auditor.

COMMITTEE RESPONSIBILITIES

Without limiting the generality of the Committee’s purpose and responsibilities, the Committee, to the extent required or otherwise deems it necessary or advisable, shall:

Independent Auditor Oversight

1. Be directly responsible for the appointment, compensation, retention and oversight of the independent auditor engaged for the audit of the Company’s annual financial statements and related services. The appointment of the independent auditor may be subject to ratification by the shareholders of the Company. The independent auditor shall report directly to the Committee. The Committee shall resolve any disagreements between the independent registered public accounting firm and management regarding financial reporting.

2. Pre-approve all audit services and permissible non-audit services to be performed by the independent auditor for the Company, including the fees and other terms of all such engagements. Alternatively, the Committee may establish pre-approval policies and procedures in accordance with applicable SEC rules.

3. Evaluate the independent auditor’s independence. To do so, the Committee shall ensure that the independent auditor submits on a periodic basis to the Committee a formal written report delineating all relationships between the independent auditor and the Company, actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may affect the objectivity and independence of the independent auditor, and shall take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

4. Oversee the independent auditor’s annual audits, as follows:

a. Review and discuss with the independent auditor the scope and plan for the independent auditor’s annual audit prior to its execution.

b. Review and discuss with the independent auditor and senior management, as appropriate, the scope, results and significant findings and recommendations of the annual audit, including: the independent auditor’s opinion on the financial statements; the independent auditor’s management letter or other recommendations the auditor may have regarding the adequacy and effectiveness of, and any significant changes in, the Company’s accounting processes, practices and principles, internal controls and financial reporting standards; the quality of financial and accounting judgments reflected in the financial statements; and management’s responses to the auditor’s recommendations.

c. Meet with the independent auditor, without management present, to discuss any items of significance and to ensure that the independent auditor has unrestricted access to the Committee.

Financial Statements and Disclosure

1. Review and discuss with the independent auditor and management, the Company’s annual and quarterly financial statements prior to public release, including, but not limited to, any significant issues regarding (a) accounting, reporting, disclosure and auditing procedures, practices, policies, adjustments and judgments, (b) adequacy and effectiveness of internal controls, (c) disagreements between management and the independent auditors, and (d) regulatory and accounting initiatives as well as off balance sheet structures that could materially affect the Company’s financial statements disclosures and the disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2. Review and discuss with management the Company’s major financial risk exposures and any action that management has taken or recommends be taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3. Review before public release the Company’s Annual Report to be filed with the SEC on Form 10-K and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

4. Review and discuss with the Company’s principal accounting officer and principal financial officer during the certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses therein and any fraud involving management or other employees or persons who have a significant role in the Company’s internal controls.

5. Review and discuss with the independent auditor any items required to be communicated by the independent auditor with respect to annual or interim financial statements in accordance with Statement on Auditing Standards No. 61.

6. Prepare a report for inclusion in the annual Proxy Statement that summarizes the Committee’s activities in compliance with the requirements set forth in Item 407(d) of Regulations S-K and Item 7(d) of Schedule 14A under the Securities and Exchange Act of 1934. The Committee report, in order to comply with the above-listed rules, must report whether:

a. The Committee has reviewed and discussed the audited financial statements with management;

b. The Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

c. The Committee has received written disclosures from the independent auditor regarding the independent auditor’s independence required by the Independence Standards Board Standard No. 1, discussed with the independent auditor the independent auditor’s independence, and considered whether the non-audit services provided by the independent auditor are compatible with maintaining its independence; and

d. The Committee, based on its reviews and discussions as described above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

7. Engage such other independent legal, accounting and other advisers, as the Committee determines necessary to carry out its duties. The Company shall pay all compensation of such advisers approved by the Committee as well as all other ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

Internal Audit Oversight

1. Review the appointment and replacement of senior internal auditing executive.

2. Review the activities, organizational structure and significant reports of the internal auditing department to management and management’s responses thereto.

3. Review and discuss with the Board any issues arising out of the performance of the internal audit function.

Other

1. Establish and maintain procedures for:

a. The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b. The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and.

2. Review, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

3. Review and approve all transactions with “related persons,” as such term is defined in the Instructions of Item 404 of Regulation S-K, proposed to be entered into by the Company. For this purpose, the phrase “transactions with related persons” shall refer to any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

4. Report, at least annually, to the Board regarding the Committee’s examinations and recommendations, and perform such other duties and functions as may be assigned by the Board or deemed appropriate by the Committee within the context of this Charter.

5. Review and discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6. Review and reassess the adequacy of this Charter and the Committee’s performance on an annual basis.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Donald Green   02 Charles J. Abbe   03 Jack L. Howard   04 Terry R. Gibson

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000052691_1   R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

COSINE COMMUNICATIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 2010
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints TERRY R. GIBSON and ANDREW H. PONTIOUS, and each of them, each with full power of substitution as proxies for the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at the Offices of Collette, Erickson, Farmer and O'Neill LLP, 235 Pine Street, Suite 1300, San Francisco, California 94104, on Tuesday, May 11, 2010, at 9:00 A.M. Pacific Time and any adjournment or postponement thereof, and to vote all shares of Common Stock held of record by the undersigned at the close of business on March 17,2010 on the proposals stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

0000052691_2 R2.09.05.010

Continued and to be signed on reverse side